UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

2015 Annual Report November 30, 2015

www.tortoiseadvisors.com

Tortoise Capital Advisors
2015 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise North American Energy Independence Fund	4

Tortoise MLP & Pipeline Fund	6

Tortoise Select Opportunity Fund	8

Expense Examples	11

Financial Statements	13

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	37

Trustees and Officers	38

Additional Information	40

Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Open end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]
			Portfolio mix by commodity type[2]	Portfolio mix by geography[2]
Tortoise North American Energy Independence Fund Institutional Class (TNPIX) Investor Class (TNPTX) C Class (TNPCX) Inception: 4/2013	North American oil & gas producers	$2
			Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) Investor Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$1,233
			Portfolio mix by underlying investments[2]
Tortoise Select Opportunity Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	North American energy companies and beneficiaries	$46

(1) As of 12/31/2015
(2) As of 11/30/2015

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2015 Annual Report

Dear fellow shareholder,

The broad energy sector remained in uncertain territory during the fiscal year ending Nov. 30, 2015, with the S&P Energy Select Sector® Index returning -12.4%. Crude oil prices continued the downward trajectory that began in late 2014, reaching six-year lows in the final fiscal quarter. Headwinds throughout the year included ongoing concern about potential slowing demand from China and persistent global oversupply, including growing U.S. inventories, which could reach the highest level in at least 80 years.1 Geopolitical tensions, which have the potential to disrupt production and drive prices higher, escalated throughout the year but so far have had little effect on prices or production. Just following the 2015 fiscal year end, the Organization of Petroleum Exporting Countries (OPEC) had its annual meeting in Vienna where it announced a ‘wait and watch’ approach and confirmed that it will continue to produce at its current level of 31.5 million barrels per day, above its production quota.

Commodity price volatility negatively impacted companies across the entire energy value chain during the fiscal year, though to a much lesser extent for fixed-income securities. Midstream pipeline companies, master limited partnerships (MLPs) in particular, had a challenging second half of the fiscal year. While we firmly believe that midstream fundamentals remain solid, technical factors such as fund redemptions, short selling and closed-end fund deleveraging have put continued pressure on the MLP sector. Although the Federal Open Market Committee (FOMC) left interest rates unchanged in its October meeting, policymakers agreed on a small rate hike in December just following the close of the fiscal year.

Upstream

Oil and gas producers declined significantly, as reflected by the -25.9% return posted by the Tortoise North American Oil and Gas Producers IndexSM for the fiscal year, ending Nov. 30, 2015. Low oil prices have halted U.S. production growth, which is projected to average 9.3 million barrels per day (MMbbl/d) for the 2015 calendar year. U.S. production began to decline in May, falling from an estimated 9.6 MMbbl/d in April 2015 to an estimated 9.2 MMbbl/d in November 2015.1 It is anticipated that production will continue to decline and then begin to increase in late 2016, with a projected average of 8.8 MMbbl/d for 2016.1 With global demand expected to grow by 1.4 MMbbl/d in 2016, we think this combination should ultimately help balance the supply/demand equation and support oil price improvement.1

Oil prices moved much lower during the fiscal year, opening at $66.15 per barrel, peaking that same day at $69.00, bottoming at $38.09 on Aug. 24 and then closing the fiscal year at $41.65 per barrel.

Against this protracted price slide, increased drilling efficiencies have allowed for equivalent or greater amounts of oil and gas production using fewer rigs and at lower costs. Producers have reduced expenses through advanced technologies, re-fracking old wells and by fracking drilled-but-uncompleted wells that have already been drilled but are not yet producing. These production efficiencies have enabled surprisingly resilient U.S. production even as drilling activity has declined and rig counts have fallen to their lowest level since April 2002.2

With respect to natural gas, the Marcellus shale continued to dominate domestic production, with many producers enjoying increased volumes, also due to greater drilling efficiencies. Production is expected to average 79.6 billion cubic feet/day (Bcf/d) in calendar 2015, up 6.3% from 2014.1 Due to this escalated production, an aggressive injection season and mild weather across much of the U.S., natural gas inventories reached a record high in Nov. 2015.1 Natural gas prices opened the fiscal year at $4.24 per million British thermal units (MMBtu), the high for the fiscal year. Prices moved generally lower throughout the year, hitting their trough on Nov. 3 at $1.90 per MMBtu and closing the fiscal year at $2.09 per MMBtu. These low prices have continued to incentivize power plants to switch from coal to natural gas. Electricity generated from natural-gas-fired plants was greater than that generated from coal-fired plants for the first time in April 2015, and this trend has continued.1

Midstream

Reflecting continued negative investor sentiment about energy, and MLPs in particular, MLPs, as represented by the Tortoise MLP Index®, posted a -32.3% return for the fiscal year, ending Nov. 30, 2015. Midstream MLPs continued to outpace their upstream counterparts, while broader pipeline companies outpaced MLPs (the latter of which includes companies spanning the energy value chain). This is reflected by the -25.7% return posted by the Tortoise North American Pipeline IndexSM for the fiscal year, ending Nov. 30, 2015.

Within midstream, performance was a bit mixed, but nonetheless negative across the board. As previously noted, we believe that this was mostly technical pressure, not a reflection of midstream fundamentals. Gathering and processing companies pulled back the most during the fiscal year, due to their greater sensitivity to commodity price volatility. Crude oil MLPs and other pipeline companies also retreated due to concerns about the impact on future pipeline projects given slowing production. Natural gas MLPs and other pipeline companies also were restrained, but fared slightly better due to strong production and demand growth driven by low natural gas prices. Although they also lost ground during the fiscal year, refined product MLPs and other pipeline companies were the least affected due to strong demand for refined products as oil prices stayed low throughout the year.

(unaudited)

2	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

While the headwinds in the midstream segment have been challenging, particularly the concerns about access to capital, cash flows continued to grow, and in our view, midstream fundamentals generally have remained strong. We continue to see the critical need for infrastructure buildout, and announcements of new midstream projects have continued, with a particular focus on the southwestern Marcellus and the Utica, where pipeline takeaway needs are the greatest.3 Our projection for capital investments in MLP, pipeline and related organic projects is approximately $140 billion for 2015-2017, though we see downside risk as companies reevaluate and prioritize projects.

Downstream

While lower oil and gas prices have created challenges for many energy-related companies, they have delivered some positives for areas in the downstream segment of the energy value chain, starting with the ultimate end users — consumers. Cheap gasoline has pushed the number of miles driven by Americans to an all-time high.4 Gasoline consumption was 2.8% higher during the first ten months of 2015 than during the same period the previous year.5 Petrochemical companies and refiners have continued to benefit from low input costs and strong demand.

Capital markets

Capital markets were active throughout the year, though they became more challenging as the fiscal year progressed. Exploration and production companies started the fiscal year strong, but activity fell sharply during the second half of the year. This segment raised approximately $41 billion in total capital during the fiscal year. MLP and pipeline companies raised approximately $72 billion during the fiscal year with approximately $30 billion in equity and nearly $42 billion in debt.

There were 11 initial public offerings across the energy sector during the fiscal year totaling $5.5 billion, though none of these occurred in the fourth fiscal quarter. These deals included pipeline MLPs, oil and gas producers, YieldCos with renewable energy assets and others. Merger and acquisition activity was healthy among MLP and pipeline companies, with announced transactions totaling close to $140 billion for the fiscal year. The largest of these was Energy Transfer Equity L.P.’s proposed acquisition of The Williams Companies, Inc. in a deal valued at approximately $40 billion, which will create the third-largest energy franchise in North America.

Concluding thoughts

Despite challenging headwinds during the 2015 fiscal year, we view the current investment landscape as an attractive entry point for long-term investors. In our view, midstream MLP and pipeline fundamentals remain strong. We believe that in 2016 the global oil market may find more balance, searching for an optimal price at which consumer demand will remain strong due to low gasoline prices and oil producers can earn an adequate return on their invested capital. If this happens, opportunities should arise across the entire energy value chain.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1]	Energy Information Administration, December 2015
[2]	Baker Hughes, December 2015
[3]	Wood Mackenzie, December 2015
[4]	Federal Highway Administration, December 2015
[5]	Energy Information Administration, January 2016

(unaudited)

Tortoise Capital Advisors	3

Tortoise
North American Energy Independence Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TNPIX		TNPTX		TNPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 5/31/2016. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2015)

1.	Pioneer Natural Resources Company	10.1%
2.	EOG Resources, Inc.	10.0%
3.	Anadarko Petroleum Corporation	9.5%
4.	EQT Corporation	7.1%
5.	Devon Energy Corporation	6.9%
6.	Noble Energy, Inc.	6.4%
7.	Concho Resources Inc.	4.9%
8.	Cimarex Energy Co.	4.8%
9.	Occidental Petroleum Corporation	4.8%
10.	Suncor Energy Inc.	4.6%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Production volume growth potential over many years
●	Substantial acreage interests in premier North American oil and gas reservoirs, including shale
●	High-quality, financially disciplined management teams
●	Total-return potential

Value of $1,000,000 vs. S&P 500® Index
Since inception on April 1, 2013 through November 30, 2015

This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 1, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on April 1, 2013 through November 30, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

4	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Key asset performance drivers

Top five performers	Company type	Performance driver
Newfield Exploration Company	Upstream natural gas producer	Development of new U.S. shale oil field South Central Oklahoma Oil Province (SCOOP)
Concho Resources Inc.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
Cimarex Energy Co.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
RSP Permian, Inc.	Upstream oil and gas producer	Lower drilling costs and higher oil and gas recovery rates improving well economics of Midland Basin producers
Pioneer Natural Resources Company	Upstream liquids producer	Strong production growth outlook from Midland Basin acreage

●	Liquids producers, particularly those in the Permian Basin added the most to performance.

Bottom five performers	Company type	Performance driver
EQT Corporation	Upstream natural gas producer	Weak natural gas prices and wide basis differentials hurting Marcellus Basin producers
Range Resources Corporation	Upstream natural gas producer	Weak natural gas prices and wide basis differentials hurting Marcellus Basin producers
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Weak commodity prices
Antero Resources Corporation	Upstream liquids producer	Weak natural gas and natural gas liquids prices in the Marcellus Basin
Marathon Oil Corporation	Upstream liquids producer	Weak oil prices and operating results

Total returns (as of November 30, 2015)

Ticker	Class	1 year	Since inception(1)	Gross expense ratio
TNPIX	Institutional	-18.03%	-7.53%	2.52%
TNPTX	Investor (excluding load)	-18.22%	-7.75%	2.77%
TNPTX	Investor (maximum load)	-22.91%	-9.78%	2.77%
TNPCX	C Class (excluding CDSC)	-18.78%	-8.41%	3.52%
TNPCX	C Class (including CDSC)	-19.55%	-8.41%	3.52%
S&P 500® Index(2)		2.75%	13.69%	—
TNEP(3)		-25.89%	-13.18%	—

(1)	Reflects period from fund inception on April 1, 2013 through November 30, 2015.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Oil & Gas Producers IndexSM is a float-adjusted, capitalization weighted index of the North American energy companies primarily engaged in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	5

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TORIX		TORTX		TORCX
Net expense ratio(1)	1.00%		1.25%		2.00%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 5/31/2016. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2015)

1	.	Spectra Energy Corporation	9.8%
2	.	The Williams Companies, Inc.	9.6%
3	.	Enbridge Inc.	9.0%
4	.	Kinder Morgan, Inc.	6.8%
5	.	Columbia Pipeline Group, Inc.	5.1%
6	.	TransCanada Corporation	5.0%
7	.	ONEOK, Inc.	4.8%
8	.	Cheniere Energy, Inc.	4.2%
9	.	Inter Pipeline Ltd.	3.8%
10	.	Enterprise Products Partners L.P.	3.7%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy
●	Diversified asset base
●	Limited direct commodity price exposure
●	History of predictable, recurring cash flows
●	Total-return potential through growth and current income
●	Experienced management teams

Value of $1,000,000 vs. S&P 500® Index
Since inception on May 31, 2011 through November 30, 2015

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through November 30, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Key asset performance drivers

Top five performers	Company type	Performance driver
Valero Energy Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth in an otherwise weak market from dropdown asset suite of sponsor
Williams Partners L.P.	Midstream gathering and processing MLP	Announced acquisition by parent supported strong performance in the first half of the fiscal year
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Rice Midstream Partners LP – Restricted	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout and purchased through a private investment in equity offering
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Lower oil prices drove greater refined product demand, increased exports and increased margins

Bottom five performers	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth and high leverage
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	High leverage at DCP Midstream joint venture raised funding concerns
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Need to support limited partnership with capital to finance growth
Targa Resources Corp.	Midstream gathering and processing company	Gathering & processing assets have greater exposure to commodity prices
The Williams Companies, Inc.	Midstream gathering and processing company	Decline in natural gas liquids (NGLs) prices; merger overhang

Total returns (as of November 30, 2015)

Ticker	Class	1 year	3 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-30.71%	0.64%	5.86%	1.00%
TORTX	Investor (excluding load)	-30.90%	0.39%	5.56%	1.25%
TORTX	Investor (maximum load)	-34.86%	-1.59%	4.18%	1.25%
TORCX	C Class (excluding CDSC)	-31.42%	-0.37%	4.76%	2.00%
TORCX	C Class (including CDSC)	-32.09%	-0.37%	4.76%	2.00%
S&P 500® Index(2)		2.75%	16.09%	12.56%	—
TNAP(3)		-25.74%	2.55%	N/A	—

(1)	Reflects period from fund inception on May 31, 2011 through November 30, 2015. The Institutional and Investor Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	7

Tortoise
Select Opportunity Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		Investor		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.11%		1.36%		2.11%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.75%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through 5/31/2016. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Top ten holdings (as of November 30, 2015)

1	.	LyondellBasell Industries N.V.	8.7%
2	.	Anadarko Petroleum Corporation	7.0%
3	.	EQT Corporation	6.1%
4	.	The Williams Companies, Inc.	5.8%
5	.	Valero Energy Corporation	5.7%
6	.	EOG Resources, Inc.	5.6%
7	.	Tesoro Corporation	5.5%
8	.	Pioneer Natural Resources Company	4.7%
9	.	Westlake Chemical Corporation	4.0%
10	.	Phillips 66	3.5%

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain
●	Sector ranges will vary over time based on targeted catalyst and trend exposure
●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Value of $1,000,000 vs. S&P 500® Index
Since inception on September 30, 2013 through November 30, 2015

This chart illustrates the performance of a hypothetical $1,000,000 investment made on Sept. 30, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on Sept. 30, 2013 through November 30, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

8	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Key asset performance drivers

Top five performers	Company type	Performance driver
Valero Energy Corporation	Downstream refiner	Lower oil prices drove greater refined product demand, increased exports and increased margins
LyondellBasell Industries N.V.	Downstream petrochemical company	Low cost feedstocks increased margins
Phillips 66	Downstream refiner	Lower oil prices drove greater refined product demand, increased exports and increased margins
Tesoro Corporation	Downstream refiner	Strong California refining margins
NiSource Inc.	Midstream natural gas local distribution company	Corporate restructuring and stable cash flows as a result of regulated nature of local distribution companies

Bottom five performers	Company type	Performance driver
EQT Corporation	Upstream natural gas producer	Weak natural gas prices and wide basis differentials hurting Marcellus Basin producers
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concern of equity overhang as natural gas and NGLs prices declined
The Williams Companies, Inc.	Midstream gathering and processing company	Decline in natural gas liquids (NGLs) prices; merger overhang
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Weak commodity prices
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global LNG prices decreased the U.S. LNG export arbitrage

Total returns (as of November 30, 2015)

Ticker	Class	1 year	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-11.10%	-5.09%	2.29%
TOPTX	Investor (excluding load)	-11.34%	-5.31%	2.54%
TOPTX	Investor (maximum load)	-16.47%	-7.86%	2.54%
TOPCX	C Class (excluding CDSC)	-12.06%	-6.02%	3.29%
TOPCX	C Class (including CDSC)	-12.94%	-6.02%	3.29%
S&P 500® Index(2)		2.75%	12.64%	—
S&P Energy Select Sector® Index(3)		-12.42%	-6.69%	—

(1)	Reflects period from fund inception on Sept. 30, 2013 through November 30, 2015.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The S&P Energy Select Sector® Index is a modified market capitalization-based index of S&P 500 companies in the energy sector that develop and produce crude oil and natural gas and provide drilling and other energy related services. Returns include reinvested dividends. You cannot invest directly in an index.

Note: For period over 1 year, performance reflected is for the average annual returns. Performance data shown for the Investor Class (maximum load) reflects a sales charge of 5.75%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise Capital Advisors	9

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

YieldCos are vehicles that own predominantly renewable energy assets and offer a high yield and dividend growth.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

10	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 – November 30, 2015).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Energy Independence Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2015
	(06/01/15)	(11/30/2015)	to 11/30/2015)
Institutional Class Actual(2)	$1,000.00	$803.80	$4.97
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Investor Class Actual(2)	$1,000.00	$802.80	$6.10
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
C Class Actual(2)	$1,000.00	$800.40	$9.48
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.54	$10.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2015 of (19.62)%, (19.72)% and (19.96)% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

Tortoise Capital Advisors	11

Tortoise MLP & Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2015
	(06/01/15)	(11/30/2015)	to 11/30/2015)
Institutional Class Actual(2)	$1,000.00	$709.60	$4.24
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$5.01
Investor Class Actual(2)	$1,000.00	$709.10	$5.31
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.28
C Class Actual(2)	$1,000.00	$705.90	$8.51
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.09	$10.05

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.99%, 1.24%, and 1.99% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2015 of (29.04)%, (29.09)% and (29.41)% for the Institutional Class, Investor Class and C Class, respectively.

Tortoise Select Opportunity Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2015
	(06/01/15)	(11/30/2015)	to 11/30/2015)
Institutional Class Actual(2)	$1,000.00	$835.40	$5.06
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.55	$5.57
Investor Class Actual(2)	$1,000.00	$834.90	$6.21
Investor Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.83
C Class Actual(2)	$1,000.00	$831.30	$9.64
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.54	$10.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, 1.35%, and 2.10% for the Institutional Class, Investor Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2015 of (16.46)%, (16.51)% and (16.87)% for the Institutional Class, Investor Class and C Class, respectively.

(unaudited)

12	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise North American Energy Independence Fund
Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 98.2%(1)
Canada Oil & Gas Production — 4.5%(1)
Suncor Energy Inc.	15,836	$437,074
United States Oil & Gas Production — 93.7%(1)
Anadarko Petroleum Corporation	15,128	906,167
Antero Resources Corporation(2)	9,663	199,154
Cabot Oil & Gas Corporation	9,211	173,443
Carrizo Oil & Gas, Inc.(2)	7,935	320,415
Cimarex Energy Co.	3,867	460,250
Concho Resources Inc.(2)	4,226	462,494
Continental Resources, Inc.(2)	7,303	265,099
Devon Energy Corporation	14,255	655,873
Diamondback Energy, Inc.(2)	4,936	385,107
EOG Resources, Inc.	11,400	951,102
EP Energy Corporation(2)	13,980	79,127
EQT Corporation	11,840	677,485
Gulfport Energy Corporation(2)	9,032	229,593
Laredo Petroleum, Inc.(2)	8,326	90,670
Memorial Resource Development Corp.(2)	8,306	135,305
Newfield Exploration Company(2)	11,382	435,475
Noble Energy, Inc.	16,589	608,319
Occidental Petroleum Corporation	6,087	460,116
PDC Energy, Inc.(2)	1,747	98,688
Pioneer Natural Resources Company	6,630	959,693
Range Resources Corporation	7,561	216,093
RSP Permian, Inc.(2)	5,876	166,761
Whiting Petroleum Corporation(2)	7,747	127,903
		9,064,332
Total Common Stock
(Cost $12,794,015)		9,501,406

Short-Term Investment — 0.4%(1)
United States Investment Company — 0.4%(1)
Fidelity Institutional Money Market
Portfolio, Class I, 0.12%(3)
(Cost $37,564)	37,564	37,564
Total Investments — 98.6%(1)
(Cost $12,831,579)		9,538,970
Other Assets in Excess of
Liabilities, Net — 1.4%(1)		133,065
Total Net Assets — 100.0%(1)		$9,672,035

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	The rate shown is the annualized seven day effective yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 73.9%(1)
Canadian Crude Oil Pipelines — 15.2%(1)
Enbridge Inc.	3,544,684	$125,659,048
Inter Pipeline Ltd.	3,016,592	52,450,684
Pembina Pipeline Corporation	1,634,190	37,506,401
		215,616,133
Canadian Natural Gas/Natural Gas Liquids Pipelines — 4.9%(1)
TransCanada Corporation	2,209,533	69,799,148
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.6%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	1,806,071	7,912,472
United States Crude Oil Pipelines — 4.2%(1)
Plains GP Holdings, L.P.	2,717,847	33,320,804
SemGroup Corp.	735,737	25,552,146
		58,872,950
United States Local Distribution Companies — 3.2%(1)
NiSource Inc.	2,372,645	45,531,058
United States Natural Gas Gathering/Processing — 13.4%(1)
EnLink Midstream, LLC	1,553,580	26,208,895
Targa Resources Corp.	740,816	29,114,069
The Williams Companies, Inc.	3,653,129	133,558,396
		188,881,360
United States Natural Gas/Natural Gas Liquids Pipelines — 31.8%(1)
Cheniere Energy, Inc.(2)	1,222,502	58,129,970
Columbia Pipeline Group, Inc.	3,721,669	71,344,395
Kinder Morgan, Inc.	4,026,585	94,906,608
National Fuel Gas Company	494,184	22,594,093
ONEOK, Inc.	2,249,188	66,306,062
Spectra Energy Corporation	5,217,737	136,704,709
		449,985,837
United States Refined Product Pipelines — 0.6%(1)
VTTI Energy Partners LP	415,608	8,731,924
Total Common Stock
(Cost $1,528,155,415)		1,045,330,882

Master Limited Partnerships — 24.7%(1)
United States Crude Oil Pipelines — 6.7%(1)
Genesis Energy, L.P.	287,703	11,321,113
Plains All American Pipeline, L.P.	1,120,432	27,764,305
Shell Midstream Partners, L.P.	540,925	18,862,055
Sunoco Logistics Partners L.P.	786,507	21,919,950
Tesoro Logistics LP	294,990	14,734,750
		94,602,173
United States Natural Gas Gathering/Processing — 4.9%(1)
Antero Midstream Partners LP	531,503	11,916,297
DCP Midstream Partners, LP	215,048	5,462,219
MarkWest Energy Partners, L.P.	487,010	23,376,480
Rice Midstream Partners LP(3)	228,143	2,984,110
Western Gas Equity Partners, LP	172,087	7,179,470
Western Gas Partners, LP	374,892	18,002,314
		68,920,890
United States Natural Gas/Natural Gas Liquids Pipelines — 6.9%(1)
Columbia Pipeline Partners LP	263,637	3,965,101
Energy Transfer Equity, L.P.	966,014	18,296,305
Enterprise Products Partners L.P.	2,022,347	51,347,390
EQT GP Holdings LP	142,096	3,244,052
EQT Midstream Partners LP	216,900	14,673,285
Spectra Energy Partners, LP	140,192	5,939,935
		97,466,068
United States Refined Product Pipelines — 6.2%(1)
Buckeye Partners, L.P.	366,769	24,826,594
Magellan Midstream Partners, L.P.	587,431	36,732,060
MPLX LP	181,072	7,775,232
Phillips 66 Partners LP	131,640	7,635,120
Valero Energy Partners LP	243,046	11,260,321
		88,229,327
Total Master Limited Partnerships
(Cost $414,994,181)		349,218,458

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market
Portfolio, Class I, 0.12%(4)
(Cost $550)	550	550
Total Investments — 98.6%(1)
(Cost $1,943,150,146)		1,394,549,890
Other Assets in Excess of
Liabilities, Net — 1.4%(1)		19,748,255
Total Net Assets — 100.0%(1)		$1,414,298,145

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $2,984,110, which represents 0.2% of net assets. See Note 2 to the financial statements for further disclosure.
(4)	The rate shown is the annualized seven day effective yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

14	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise Select Opportunity Fund
Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 95.7%(1)
Bermuda Marine Transportation — 3.1%(1)
DHT Holdings, Inc.	24,448	$183,360
Hoegh LNG Partners LP	30,749	488,909
Nordic American Tankers Limited	34,783	514,789
		1,187,058
Republic of the Marshall Islands Marine Transportation — 2.7%(1)
Dorian LPG Ltd.(2)	79,782	1,053,920
The Netherlands Petrochemical — 8.3%(1)
LyondellBasell Industries N.V.	33,336	3,194,256
United States Natural Gas Gathering/Processing — 5.5%(1)
The Williams Companies, Inc.	58,344	2,133,057
United States Natural Gas/Natural Gas Liquids Pipelines — 8.4%(1)
Cheniere Energy, Inc.(2)	23,826	1,132,926
Columbia Pipeline Group, Inc.	50,198	962,296
Spectra Energy Corporation	43,677	1,144,337
		3,239,559
United States Oil & Gas Production — 32.4%(1)
Anadarko Petroleum Corporation	42,964	2,573,544
Carrizo Oil & Gas, Inc.(2)	10,267	414,582
Devon Energy Corporation	12,341	567,809
Diamondback Energy, Inc.(2)	9,491	740,488
EOG Resources, Inc.	24,859	2,073,986
EQT Corporation	39,323	2,250,062
Gulfport Energy Corporation(2)	13,335	338,976
Laredo Petroleum, Inc.(2)	30,663	333,920
Newfield Exploration Company(2)	22,486	860,314
Pioneer Natural Resources Company	12,067	1,746,698
RSP Permian, Inc.(2)	20,615	585,054
		12,485,433
United States Oilfield Services — 9.8%(1)
Baker Hughes Incorporated	16,672	901,455
Halliburton Company	31,299	1,247,265
Helmerich & Payne, Inc.	6,454	375,946
Patterson-UTI Energy, Inc.	11,550	187,341
Schlumberger Limited	13,956	1,076,705
		3,788,712
United States Petrochemical — 3.8%(1)
Westlake Chemical Corporation	24,486	1,470,384
United States Power/Utility — 3.9%(1)
NextEra Energy Partners, LP	24,737	639,699
NRG Yield, Inc.	12,941	182,986
Sempra Energy	6,971	691,732
		1,514,417
United States Refined Product Pipelines — 2.0%(1)
VTTI Energy Partners LP	35,523	746,338
United States Refining — 15.8%(1)
Marathon Petroleum Corporation	11,326	661,552
Phillips 66	14,161	1,296,156
Tesoro Corporation	17,588	2,025,610
Valero Energy Corporation	29,457	2,116,780
		6,100,098
Total Common Stock
(Cost $40,573,622)		36,913,232

Short-Term Investment — 5.0%(1)
United States Investment Company — 5.0%(1)
Invesco Liquid Assets Portfolio,
Institutional Class, 0.17%(3)
(Cost $1,938,483)	1,938,483	1,938,483
Total Investments — 100.7%(1)
(Cost $42,512,105)		38,851,715
Liabilities in Excess of Other
Assets, Net — (0.7)%(1)		(278,484)
Total Net Assets — 100.0%(1)		$38,573,231

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	The rate shown is the annualized seven day effective yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	15

Statements of Assets & Liabilities
November 30, 2015

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Assets:
Investments, at fair value (cost $12,831,579, $1,943,150,146,
and $42,512,105, respectively)	$9,538,970	$1,394,549,890	$38,851,715
Receivable for investment securities sold	181,824	13,702,038	—
Dividends & interest receivable	4,179	3,690,154	86,674
Receivable for capital shares sold	—	24,165,549	410,551
Receivable for Adviser expense reimbursement	16,368	—	15,460
Prepaid expenses and other assets	9,241	49,756	21,660
Total assets	9,750,582	1,436,157,387	39,386,060
Liabilities:
Payable for investment securities purchased	—	—	587,163
Payable for capital shares redeemed	3,017	18,640,872	116,464
Payable to Adviser	7,077	1,105,837	26,257
Payable for fund administration & accounting fees	14,600	131,555	14,697
Payable for compliance fees	1,624	1,635	1,624
Payable for custody fees	909	16,498	1,803
Payable for transfer agent fees & expenses	8,250	183,013	9,643
Payable to trustees	348	2,369	420
Payable for interest expense	—	22,813	—
Loans payable	—	1,533,000	—
Distributions payable	—	293	—
Accrued expenses	41,907	113,453	53,014
Accrued distribution fees	815	107,904	1,744
Total liabilities	78,547	21,859,242	812,829
Net Assets	$9,672,035	$1,414,298,145	$38,573,231

Net Assets Consist of:
Capital Stock	$15,733,340	$1,937,556,799	$50,530,717
Undistributed (accumulated) net investment income (loss)	(23,577)	36,025,875	242,101
Accumulated net realized loss on investments	(2,745,121)	(10,676,009)	(8,539,197)
Net unrealized depreciation of investments and
translations of foreign currency	(3,292,607)	(548,608,520)	(3,660,390)
Net Assets	$9,672,035	$1,414,298,145	$38,573,231

Institutional Class
Net Assets	$8,418,780	$1,242,132,934	$35,030,256
Shares issued and outstanding(1)	1,104,596	110,125,881	3,968,845
Net asset value, redemption price and minimum offering price per share	$7.62	$11.28	$8.83

Investor Class
Net Assets	$785,395	$123,237,301	$2,392,078
Shares issued and outstanding(1)	103,711	10,974,798	271,851
Net asset value, redemption price and minimum offering price per share	$7.57	$11.23	$8.80
Maximum offering price per share(2)	$8.03	$11.92	$9.34

C Class
Net Assets	$467,860	$48,927,910	$1,150,897
Shares issued and outstanding(1)	63,079	4,391,384	132,697
Net asset value, redemption price and minimum offering price per share	$7.42	$11.14	$8.67

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.75%.

See accompanying Notes to Financial Statements.

16	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Statements of Operations
For the Year Ended November 30, 2015

	Tortoise North
	American Energy	Tortoise MLP &	Tortoise Select
	Independence Fund	Pipeline Fund	Opportunity Fund
Investment Income:
Dividends and distributions from common stock	$121,059	$58,923,338	$810,651
Distributions from master limited partnerships	—	21,842,292	—
Less: return of capital on distributions	—	(25,246,643)	(96,068)
Less: foreign taxes withheld	(4,466)	(2,333,593)	(2,244)
Net dividends and distributions from investments	116,593	53,185,394	712,339
Dividends from money market mutual funds	189	43,864	1,081
Total investment income	116,782	53,229,258	713,420
Expenses:
Advisory fees (See Note 5)	100,739	16,729,862	321,925
Fund administration & accounting fees (See Note 5)	91,398	917,808	91,981
Transfer agent fees & expenses (See Note 5)	49,628	1,311,794	58,456
Audit & tax fees	39,907	46,351	40,502
Registration fees	38,296	116,039	38,831
Legal fees	11,504	11,500	11,502
Compliance fees (See Note 5)	11,060	11,075	11,060
Trustee fees (See Note 5)	10,184	18,414	10,334
Shareholder communication fees	7,574	144,893	12,109
Custody fees (See Note 5)	5,863	101,944	10,028
Other	5,662	57,500	22,668
Distribution fees (See Note 6):
Investor Class	2,406	570,557	9,257
C Class	7,507	730,186	4,411
Total expenses before interest expense on line of credit	381,728	20,767,923	643,064
Interest expense on line of credit	—	26,587	—
Total expenses before reimbursement	381,728	20,794,510	643,064
Less: expense reimbursement by Adviser	(241,447)	—	(212,787)
Net expenses	140,281	20,794,510	430,277
Net Investment Income (Loss)	(23,499)	32,434,748	283,143
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized gain (loss) on investments, including
foreign currency gain (loss)	(2,687,831)	26,204,588	(7,768,347)
Net unrealized appreciation (depreciation) of investments
and translations of foreign currency	183,940	(760,053,009)	3,278,959
Net Realized and Unrealized Loss on Investments and
Translations of Foreign Currency	(2,503,891)	(733,848,421)	(4,489,388)
Net Decrease in Net Assets Resulting from Operations	$(2,527,390)	$(701,413,673)	$(4,206,245)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	17

Statements of Changes in Net Assets

	Tortoise North American
	Energy Independence Fund
	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014
Operations
Net investment income (loss)	$(23,499)	$(93,066)
Net realized gain (loss) on investments, including foreign currency gain (loss)	(2,687,831)	815,147
Net unrealized appreciation (depreciation) of investments
and translations of foreign currency	183,940	(3,613,051)
Net increase (decrease) in net assets resulting from operations	(2,527,390)	(2,890,970)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,523,371	9,050,009
Proceeds from reinvestment of distributions	638,419	3,568
Payments for shares redeemed	(4,149,419)	(7,374,085)
Increase (decrease) in net assets from Institutional Class transactions	(1,987,629)	1,679,492
Investor Class:
Proceeds from shares sold	686,633	1,794,404
Proceeds from reinvestment of distributions	43,739	67
Payments for shares redeemed	(661,340)	(1,006,876)
Increase (decrease) in net assets from Investor Class transactions	69,032	787,595
C Class:
Proceeds from shares sold	86,755	553,286
Proceeds from reinvestment of distributions	53,791	179
Payments for shares redeemed	(422,030)	(208,554)
Increase (decrease) in net assets from C Class transactions	(281,484)	344,911
Net increase (decrease) in net assets resulting from capital share transactions	(2,200,081)	2,811,998
Distributions to Shareholders
From net investment income
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
From net realized gains
Institutional Class	(652,727)	(3,624)
Investor Class	(61,993)	(120)
C Class	(61,130)	(215)
From return of capital
Institutional Class	—	—
Investor Class	—	—
C Class	—	—
Total distributions to shareholders	(775,850)	(3,959)
Total Increase (Decrease) in Net Assets	(5,503,321)	(82,931)
Net Assets
Beginning of year	15,175,356	15,258,287
End of year	$9,672,035	$15,175,356
Undistributed (accumulated) net investment income (loss), end of year	$(23,577)	$—

See accompanying Notes to Financial Statements.

18	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2015	2014	2015	2014

$32,434,748	$14,167,721	$283,143	$34,412
26,204,588	103,723,860	(7,768,347)	(787,212)

(760,053,009)	99,234,182	3,278,959	(6,914,195)
(701,413,673)	217,125,763	(4,206,245)	(7,666,995)

1,386,375,286	1,033,615,493	29,741,671	43,699,717
30,657,393	58,933,285	52,709	21,131
(1,151,731,179)	(396,500,622)	(20,963,491)	(9,806,624)
265,301,500	696,048,156	8,830,889	33,914,224

136,918,292	177,968,898	5,201,437	7,555,723
4,426,027	15,906,114	2,360	121
(202,875,167)	(145,500,518)	(8,245,340)	(421,141)
(61,530,848)	48,374,494	(3,041,543)	7,134,703

17,813,844	52,309,884	1,046,289	260,723
1,210,121	4,260,430	10	—
(23,622,252)	(5,301,883)	(21,347)	(76,226)
(4,598,287)	51,268,431	1,024,952	184,497
199,172,365	795,691,081	6,814,298	41,233,424

(38,193,739)	(18,439,034)	(53,791)	(3,326)
(3,881,215)	(2,997,027)	(2,514)	(67)
(966,245)	(56,114)	(13)	—

(2,409,030)	(87,045,602)	—	(19,768)
(239,175)	(14,386,784)	—	(527)
(96,143)	(4,095,514)	—	(420)

(7,585,642)	(7,490,139)	—	—
(769,829)	(1,180,353)	—	—
(198,482)	(318,539)	—	—
(54,339,500)	(136,009,106)	(56,318)	(24,108)
(556,580,808)	876,807,738	2,551,735	33,542,321

1,970,878,953	1,094,071,215	36,021,496	2,479,175
$1,414,298,145	$1,970,878,953	$38,573,231	$36,021,496
$36,025,875	$13,048,935	$242,101	$34,412

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

Statements of Changes in Net Assets (continued)

	Tortoise North American
	Energy Independence Fund
	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014
Transactions in Shares:
Institutional Class:
Shares sold	164,275	726,176
Shares issued to holders in reinvestment of dividends	67,629	305
Shares redeemed	(466,792)	(602,316)
Increase (decrease) in Institutional Class shares outstanding	(234,888)	124,165
Investor Class:
Shares sold	79,126	142,049
Shares issued to holders in reinvestment of dividends	4,648	6
Shares redeemed	(77,266)	(79,907)
Increase (decrease) in Investor Class shares outstanding	6,508	62,148
C Class:
Shares sold	9,905	43,195
Shares issued to holders in reinvestment of dividends	5,796	15
Shares redeemed	(51,211)	(17,658)
Increase (decrease) in C Class shares outstanding	(35,510)	25,552
Net increase (decrease) in shares outstanding	(263,890)	211,865

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise MLP & Pipeline Fund		Tortoise Select Opportunity Fund
Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,
2015	2014	2015	2014

93,905,056	58,042,805	3,207,559	3,662,924
2,428,826	3,411,220	5,423	2,056
(82,800,052)	(22,529,362)	(2,255,989)	(888,515)
13,533,830	38,924,663	956,993	2,776,465

8,961,730	10,126,900	509,947	621,746
342,381	931,993	243	12
(14,089,448)	(8,038,728)	(826,771)	(39,311)
(4,785,337)	3,020,165	(316,581)	582,447

1,164,769	2,977,942	114,823	21,584
98,702	248,466	1	—
(1,667,942)	(301,903)	(2,401)	(6,310)
(404,471)	2,924,505	112,423	15,274
8,344,022	44,869,333	752,835	3,374,186

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

Tortoise North American Energy Independence Fund
Financial Highlights
Institutional Class

					Period from
	Year Ended		Year Ended		April 1, 2013(1)
	November 30,		November 30,		to
	2015		2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.90		$11.53		$10.00
Investment operations:
Net investment loss	(—	)(3)	(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.67)		(1.58)		1.54
Total from investment operations	(1.67)		(1.63)		1.53
Less distributions from:
Net investment income	—		—		—
Net realized gains	(0.61)		(—	)(3)	—
Total distributions	(0.61)		(—	)(3)	—
Net asset value, end of period	$7.62		$9.90		$11.53
Total Return(4)	(18.03)%		(14.12)%		15.30%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$8,419		$13,257		$14,017
Ratio of expenses to average net assets:
Before expense reimbursement(5)	3.14%		2.52%		6.14%
After expense reimbursement(5)	1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement(5)	(2.15)%		(1.88)%		(5.50)%
After expense reimbursement(5)	(0.11)%		(0.46)%		(0.46)%
Portfolio turnover rate(4)	40%		73%		21%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
Investor Class

				Period from
	Year Ended	Year Ended		April 1, 2013(1)
	November 30,	November 30,		to
	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.86	$11.52		$10.00
Investment operations:
Net investment loss	(0.05)	(0.07)		(0.03)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.63)	(1.59)		1.55
Total from investment operations	(1.68)	(1.66)		1.52
Less distributions from:
Net investment income	—	—		—
Net realized gains	(0.61)	(—	)(3)	—
Total distributions	(0.61)	(—	)(3)	—
Net asset value, end of period	$7.57	$9.86		$11.52
Total Return(4)(5)	(18.22)%	(14.39)%		15.20%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$785	$959		$404
Ratio of expenses to average net assets:
Before expense reimbursement(6)	3.39%	2.77%		6.39%
After expense reimbursement(6)	1.35%	1.35%		1.35%
Ratio of net investment loss to average net assets:
Before expense reimbursement(6)	(2.40)%	(2.13)%		(5.75)%
After expense reimbursement(6)	(0.36)%	(0.71)%		(0.71)%
Portfolio turnover rate(5)	40%	73%		21%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

Tortoise North American Energy Independence Fund
Financial Highlights (continued)
C Class

				Period from
	Year Ended	Year Ended		April 1, 2013(1)
	November 30,	November 30,		to
	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.74	$11.46		$10.00
Investment operations:
Net investment loss	(0.29)	(0.16)		(0.06)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.42)	(1.56)		1.52
Total from investment operations	(1.71)	(1.72)		1.46
Less distributions from:
Net investment income	—	—		—
Net realized gains	(0.61)	(—	)(3)	—
Total distributions	(0.61)	(—	)(3)	—
Net asset value, end of period	$7.42	$9.74		$11.46
Total Return(4)(5)	(18.78)%	(14.99)%		14.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$468	$960		$837
Ratio of expenses to average net assets:
Before expense reimbursement(6)	4.14%	3.52%		7.14%
After expense reimbursement(6)	2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before expense reimbursement(6)	(3.15)%	(2.88)%		(6.50)%
After expense reimbursement(6)	(1.11)%	(1.46)%		(1.46)%
Portfolio turnover rate(5)	40%	73%		21%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2011(1)
	November 30,	November 30,	November 30,	November 30,	to
	2015	2014	2013	2012	November 30, 2011
Per Common Share Data(2)
Net asset value, beginning of period	$16.84	$15.16	$12.60	$11.09	$10.00
Investment operations:
Net investment income(3)	0.24	0.15	0.15	0.07	0.04
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(5.37)	2.87	2.64	1.51	1.05
Total from investment operations	(5.13)	3.02	2.79	1.58	1.09
Less distributions from:
Net investment income	(0.34)	(0.28)	(0.09)	(0.04)	—
Net realized gains	(0.02)	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.07)	(0.08)	—	—	—
Total distributions	(0.43)	(1.34)	(0.23)	(0.07)	—
Net asset value, end of period	$11.28	$16.84	$15.16	$12.60	$11.09
Total Return(4)	(30.71)%	19.97%	22.60%	14.32%	10.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,242,133	$1,627,019	$874,170	$337,740	$19,895
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	0.99%	1.00%	1.04%	1.20%	3.90%
After expense reimbursement/recoupment(5)	0.99%	1.00%	1.08%	1.11%	1.10%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(5)	0.99%	1.00%	1.04%	1.19%	3.90%
After expense reimbursement/recoupment(5)	0.99%	1.00%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment(5)	1.71%	0.95%	1.43%	1.55%	(1.44)%
After expense reimbursement/recoupment(5)	1.71%	0.95%	1.39%	1.64%	1.36%
Portfolio turnover rate(4)	34%	34%	25%	37%	46%

(1)	Inception date of the Institutional Class.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
Investor Class

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2011(1)
	November 30,	November 30,	November 30,	November 30,	to
	2015	2014	2013	2012	November 30, 2011
Per Common Share Data(2)
Net asset value, beginning of period	$16.76	$15.07	$12.54	$11.06	$10.00
Investment operations:
Net investment income(3)	0.31	0.12	0.10	0.03	0.06
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(5.45)	2.85	2.64	1.51	1.00
Total from investment operations	(5.14)	2.97	2.74	1.54	1.06
Less distributions from:
Net investment income	(0.30)	(0.22)	(0.07)	(0.03)	—
Net realized gains	(0.02)	(0.98)	(0.14)	(0.03)	—
Return of capital	(0.07)	(0.08)	—	—	—
Total distributions	(0.39)	(1.28)	(0.21)	(0.06)	—
Net asset value, end of period	$11.23	$16.76	$15.07	$12.54	$11.06
Total Return(4)(5)	(30.90)%	19.70%	22.31%	14.03%	10.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$123,237	$264,146	$191,964	$55,256	$1,305
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(6)	1.24%	1.25%	1.29%	1.45%	4.15%
After expense reimbursement/recoupment(6)	1.24%	1.25%	1.33%	1.36%	1.35%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(6)	1.24%	1.25%	1.29%	1.44%	4.15%
After expense reimbursement/recoupment(6)	1.24%	1.25%	1.33%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment(6)	1.46%	0.70%	1.18%	1.30%	(1.72)%
After expense reimbursement/recoupment(6)	1.46%	0.70%	1.14%	1.39%	1.08%
Portfolio turnover rate(5)	34%	34%	25%	37%	46%

(1)	Inception date of the Investor Class.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

				Period from
	Year Ended	Year Ended	Year Ended	September 19, 2012(1)
	November 30,	November 30,	November 30,	to
	2015	2014	2013	November 30, 2012
Per Common Share Data(2)
Net asset value, beginning of period	$16.62	$14.93	$12.52	$12.68
Investment operations:
Net investment income(3)	0.12	0.04	0.09	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(5.32)	2.77	2.53	(0.17)
Total from investment operations	(5.20)	2.81	2.62	(0.16)
Less distributions from:
Net investment income	(0.19)	(0.07)	(0.07)	—
Net realized gains	(0.02)	(0.98)	(0.14)	—
Return of capital	(0.07)	(0.07)	—	—
Total distributions	(0.28)	(1.12)	(0.21)	—
Net asset value, end of period	$11.14	$16.62	$14.93	$12.52
Total Return(4)(5)	(31.42)%	18.81%	21.37%	(1.26)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$48,928	$79,714	$27,937	$2,090
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(6)	1.99%	2.00%	2.04%	2.19%
After expense reimbursement/recoupment(6)	1.99%	2.00%	2.08%	2.11%
Ratio of expenses excluding interest expenses
to average net assets:
Before expense reimbursement/recoupment(6)	1.99%	2.00%	2.04%	2.18%
After expense reimbursement/recoupment(6)	1.99%	2.00%	2.08%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment(6)	0.71%	(0.05)%	0.43%	0.57%
After expense reimbursement/recoupment(6)	0.71%	(0.05)%	0.39%	0.65%
Portfolio turnover rate(5)	34%	34%	25%	37%

(1)	Inception date of the C Class.
(2)	For a C Class Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from May 31, 2011 to November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Tortoise Select Opportunity Fund
Financial Highlights
Institutional Class

			Period from
	Year Ended	Year Ended	September 30, 2013(1)
	November 30,	November 30,	to
	2015	2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.95	$10.06	$10.00
Investment operations:
Net investment income	0.07	0.01	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.17)	(0.02)	0.05
Total from investment operations	(1.10)	(0.01)	0.06
Less distributions from:
Net investment income	(0.02)	(0.02)	—
Net realized gains	—	(0.08)	—
Total distributions	(0.02)	(0.10)	—
Net asset value, end of period	$8.83	$9.95	$10.06
Total Return(3)	(11.10)%	(0.15)%	0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$35,030	$29,977	$2,369
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.66%	2.28%	25.20%
After expense reimbursement(4)	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(4)	0.22%	(0.98)%	(23.09)%
After expense reimbursement(4)	0.78%	0.20%	1.01%
Portfolio turnover rate(3)	126%	131%	44%

(1)	Inception date of the Fund.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise Select Opportunity Fund
Financial Highlights (continued)
Investor Class

				Period from
	Year Ended	Year Ended		September 30, 2013(1)
	November 30,	November 30,		to
	2015	2014		November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.93	$10.06		$10.00
Investment operations:
Net investment income (loss)	0.07	(—	)(3)	0.01
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.19)	(0.04)		0.05
Total from investment operations	(1.12)	(0.04)		0.06
Less distributions from:
Net investment income	(0.01)	(0.01)		—
Net realized gains	—	(0.08)		—
Total distributions	(0.01)	(0.09)		—
Net asset value, end of period	$8.80	$9.93		$10.06
Total Return(4)(5)	(11.34)%	(0.38)%		0.60%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,392	$5,845		$60
Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.91%	2.53%		25.45%
After expense reimbursement(6)	1.35%	1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(6)	(0.03)%	(1.23)%		(23.34)%
After expense reimbursement(6)	0.53%	(0.05)%		0.76%
Portfolio turnover rate(5)	126%	131%		44%

(1)	Inception date of the Fund.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Tortoise Select Opportunity Fund
Financial Highlights (continued)
C Class

				Period from
	Year Ended		Year Ended	September 30, 2013(1)
	November 30,		November 30,	to
	2015		2014	November 30, 2013
Per Common Share Data(2)
Net asset value, beginning of period	$9.86		$10.05	$10.00
Investment operations:
Net investment income (loss)	0.04		(0.06)	— (3)
Net realized and unrealized gain (loss) on investments
and translations of foreign currency	(1.23)		(0.05)	0.05
Total from investment operations	(1.19)		(0.11)	0.05
Less distributions from:
Net investment income	(—	)(3)	—	—
Net realized gains	—		(0.08)	—
Total distributions	(—	)(3)	(0.08)	—
Net asset value, end of period	$8.67		$9.86	$10.05
Total Return(4)(5)	(12.06)%		(1.09)%	0.50%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,151		$200	$50
Ratio of expenses to average net assets:
Before expense reimbursement(6)	2.66%		3.28%	26.20%
After expense reimbursement(6)	2.10%		2.10%	2.10%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(6)	(0.78)%		(1.98)%	(24.09)%
After expense reimbursement(6)	(0.22)%		(0.80)%	0.01%
Portfolio turnover rate(5)	126%		131%	44%

(1)	Inception date of the Fund.
(2)	For a C Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements
November 30, 2015

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Energy Independence Fund (“North American Energy Independence Fund”), the Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), and the Tortoise Select Opportunity Fund (“Select Opportunity Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust.

The investment objective of the North American Energy Independence Fund is total return. The North American Energy Independence Fund seeks to achieve its objective by investing primarily in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a strong presence in North American oil or gas reservoirs, including shale. The North American Energy Independence Fund commenced operations on April 1, 2013.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Select Opportunity Fund is total return. The Select Opportunity Fund invests primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies. The Select Opportunity Fund seeks to achieve its objective by investing typically in 15 to 40 common stocks issued by companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market. The Select Opportunity Fund commenced operations on September 30, 2013.

The Funds offer three classes of shares: the Institutional Class, the Investor Class and the C Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the year ended November 30, 2015, the Funds did not incur any interest or penalties. The North American Energy Independence Fund and the Select Opportunity Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The MLP & Pipeline Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2012 through 2015.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2015, the MLP & Pipeline Fund reallocated the amount of 2014 investment income and return of capital it recognized based on the 2014 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $520,000, a decrease in unrealized depreciation of investments of approximately $502,000, and a decrease in realized loss on investments of approximately $18,000 for the year ended November 30, 2015.

The North American Energy Independence Fund and the Select Opportunity Fund distribute all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of

Tortoise Capital Advisors	31

Notes to Financial Statements (continued)

certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended November 30, 2015, the following reclassifications were made:

	Accumulated Net	Accumulated Net
Fund	Investment Income (Loss)	Realized Gain (Loss)	Paid-in Capital
North American Energy Independence Fund	$(78)	$100	$(22)
MLP & Pipeline Fund	42,137,344	(33,583,391)	(8,553,953)
Select Opportunity Fund	(19,136)	19,136	—

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of Investor Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2015, the North American Energy Independence Fund and the Select Opportunity Fund did not hold any illiquid securities. At November 30, 2015, the MLP & Pipeline Fund had investments in illiquid securities with a total value of $2,984,110 or 0.2% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Rice Midstream Partners LP	228,143	11/2015	$2,977,266

The carrying value per unit of unrestricted common units of Rice Midstream Partners LP was $14.00 on November 4, 2015, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by the MLP & Pipeline Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

32	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2015:

North American Energy Independence Fund	Level 1	Level 2	Level 3	Total
Common stock	$9,501,406	$—	$—	$9,501,406
Short-term investment	37,564	—	—	37,564
Total investments in securities	$9,538,970	$—	$—	$9,538,970

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,045,330,882	$—	$—	$1,045,330,882
Master limited partnerships	346,234,348	2,984,110	—	349,218,458
Short-term investment	550	—	—	550
Total investments in securities	$1,391,565,780	$2,984,110	$—	$1,394,549,890

Select Opportunity Fund	Level 1	Level 2	Level 3	Total
Common stock	$36,913,232	$—	$—	$36,913,232
Short-term investment	1,938,483	—	—	1,938,483
Total investments in securities	$38,851,715	$—	$—	$38,851,715

Refer to each Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2015, the Funds recognized no transfers between levels. The Funds did not invest in any Level 3 investments.

Tortoise Capital Advisors	33

Notes to Financial Statements (continued)

4. Concentration Risk

Each of the North American Energy Independence Fund and the Select Opportunity Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of North American energy companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10%, 1.35%, and 2.10% of the average daily net assets of each Fund’s Institutional Class shares, Investor Class shares, and C Class shares, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2016. During the year ended November 30, 2015, the Adviser did not recoup any previously waived fees. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	11/30/2016	11/30/2017	11/30/2018
North American Energy Independence Fund	$194,459	$247,017	$241,447
MLP & Pipeline Fund	—	—	—
Select Opportunity Fund	83,530	250,594	212,787

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended November 30, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution Costs

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended November 30, 2015, expenses incurred by the Investor Class and C Class pursuant to the Plan were as follows:

Fund	Investor Class	C Class
North American Energy Independence Fund	$2,406	$7,507
MLP & Pipeline Fund	570,557	730,186
Select Opportunity Fund	9,257	4,411

34	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2015, were as follows:

Fund	Purchases	Sales
North American Energy Independence Fund	$4,643,846	$7,600,200
MLP & Pipeline Fund	853,915,972	655,065,554
Select Opportunity Fund	52,924,754	46,693,912

8. Federal Tax Information

As of November 30, 2015, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Cost of investments	$13,411,690	$1,896,481,858	$44,725,447
Gross unrealized appreciation	104,681	11,362,884	1,773,307
Gross unrealized depreciation	(3,977,399)	(534,621,538)	(7,647,039)
Net unrealized depreciation	(3,872,718)	(523,258,654)	(5,873,732)
Undistributed ordinary income	—	—	250,452
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	—	250,452
Other accumulated losses	(2,188,587)	—	(6,334,206)
Total accumulated losses	$(6,061,305)	$(523,258,654)	$(11,957,486)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2015, the North American Energy Independence Fund and the Select Opportunity Fund had short-term capital loss carryforwards of $1,004,841 and $5,800,345, respectively, and long-term capital loss carryforwards of $1,160,169 and $533,861, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. As of November 30, 2015, the MLP & Pipeline Fund did not have any capital loss carryforwards; the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, November 30, 2015. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, November 30, 2015. For the taxable year ended November 30, 2015, the North American Energy Independence Fund deferred, on a tax basis, late year ordinary losses of $23,577. The MLP & Pipeline Fund and Select Opportunity Fund do not plan to defer any late year losses.

During the year ended November 30, 2015, the Funds paid the following distributions to shareholders:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Ordinary income*	$670,910	$43,992,223	$56,318
Long-term capital gains**	104,940	1,793,324	—
Return of capital	—	8,553,953	—
Total distributions	$775,850	$54,339,500	$56,318

Tortoise Capital Advisors	35

Notes to Financial Statements (continued)

During the year ended November 30, 2014, the Funds paid the following distributions to shareholders:

	North American Energy		Select Opportunity
	Independence Fund	MLP & Pipeline Fund	Fund
Ordinary income*	$3,959	$29,406,493	$24,108
Long-term capital gains**	—	97,613,582	—
Return of capital	—	8,989,031	—
Total distributions	$3,959	$136,009,106	$24,108

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(C).

9. Line of Credit

The MLP & Pipeline Fund established a line of credit (“LOC”) in the amount of $135,000,000. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the MLP & Pipeline Fund’s custodian, U.S. Bank, N.A. During the year ended November 30, 2015, the MLP & Pipeline Fund had average outstanding borrowings of $819,627 under the LOC and paid a weighted-average interest rate of 3.25%. As of November 30, 2015, the amount of outstanding borrowing was $1,533,000.

10. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2015, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
North American Energy Independence Fund	National Financial Services, LLC	77.0%
MLP & Pipeline Fund	Charles Schwab & Co.	32.1%
MLP & Pipeline Fund	National Financial Services, LLC	25.5%
Select Opportunity Fund	Charles Schwab & Co.	57.2%
Select Opportunity Fund	National Financial Services, LLC	32.2%

11. Subsequent Events

On December 28, 2015, the North American Energy Independence Fund had a shareholder redemption in the amount of $5,882,561, which resulted in a reduction of 70.5% of the North American Energy Independence Fund’s net assets. On January 11, 2016, the Adviser voluntarily contributed $190,000 to the North American Energy Independence Fund to compensate the Fund for losses incurred from the sale of securities that were required to raise proceeds for this shareholder redemption.

On December 30, 2015, the MLP & Pipeline Fund paid a distribution to the Institutional Class in the amount of $17,238,562 or $0.165 per share, the Investor Class in the amount of $1,722,084 or $0.163 per share, and the C Class in the amount of $627,756 or $0.155 per share.

On December 30, 2015, the Select Opportunity Fund paid a distribution to the Institutional Class in the amount of $279,096 or $0.053 per share, the Investor Class in the amount of $4,512 or $0.018 per share, and the C Class in the amount of $3,191 or $0.020 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

36	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise North American Energy Independence Fund
Tortoise MLP & Pipeline Fund
Tortoise Select Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Tortoise North American Energy Independence Fund, Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund (three of the portfolios constituting the Managed Portfolio Series (the Funds)) as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise North American Energy Independence Fund, Tortoise MLP & Pipeline Fund and Tortoise Select Opportunity Fund at November 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 29, 2016

Tortoise Capital Advisors	37

Trustees and Officers (unaudited)
November 30, 2015

			Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	28	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	28	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (12 Portfolios) (2012-Present)
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	28	Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (12 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since April 2011	28	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairperson and Trustee	Indefinite Term; Since January 2011	28	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

38	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Trustees and Officers (unaudited) (continued)
November 30, 2015

Number of
			Portfolios		Other Directorships
		Term of Office	in Trust		Held by Trustee
	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	During the Past
Name, Address and Age	with the Trust	Time Served	by Trustee	During the Past Five Years	Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine Bajczyk 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Mark Quade, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Secretary	Indefinite Term; Since June 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present); Law Clerk U.S. Bancorp (2012-2013); J.D. Candidate, University of Minnesota Law School (2010-2013).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

Tortoise Capital Advisors	39

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. Each Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Funds’ Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of each Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 16.84%, 100% and 100% for the North American Energy Independence Fund, MLP & Pipeline Fund and Select Opportunity Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2015 was 14.68%, 87.03% and 100% for the North American Energy Independence Fund, MLP & Pipeline Fund and Select Opportunity Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 100%, 0% and 0% for the North American Energy Independence Fund, MLP & Pipeline Fund and Select Opportunity Fund, respectively.

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

40	Tortoise Capital Advisors

Contacts

Board of Trustees	Independent Registered Public
Roel Campos, Esq.	Accounting Firm
David Massart	Ernst & Young LLP
Leonard Rush, CPA	220 South Sixth Street, Suite 1400
David Swanson	Minneapolis, MN 55402
Robert Kern
Transfer Agent, Fund Accountant
Investment Adviser	and Fund Administrator
Tortoise Capital Advisors, L.L.C.	U.S. Bancorp Fund Services, LLC
11550 Ash Street, Suite 300	615 East Michigan Street
Leawood, KS 66211	Milwaukee, WI 53202

Investment Committee	Distributor
Kevin Birzer, CFA	Quasar Distributors, LLC
Zach Hamel, CFA	615 East Michigan Street
Ken Malvey, CFA	Milwaukee, WI 53202
Terry Matlack, CFA
Brian Kessens, CFA	Custodian
James Mick, CFA	U.S. Bank, N.A.
Matt Sallee, CFA	1555 North Rivercenter Drive
Rob Thummel	Milwaukee, WI 53212

Adviser Marketing Support	Fund Counsel
Montage Investments, LLC	Bernstein, Shur, Sawyer & Nelson, P.A.
4200 West 115th Street, Suite 240	100 Middle Street
Leawood, KS 66211	PO Box 9729
Portland, ME 04104

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded
by a prospectus.
The Funds’ Statement of Additional Information
contains additional information about the Funds’
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2015 and November 30, 2014, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$89,000	$84,000
Audit-Related Fees	$0	$0
Tax Fees	$35,275	$42,475
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$35,275	$42,475
Registrant’s Investment Adviser	$79,900	$130,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 8, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 8, 2016

* Print the name and title of each signing officer under his or her signature.